Exhibit (24)

WACHOVIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the “Corporation”) hereby constitute and appoint Mark C. Treanor and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements or any necessary or appropriate amendments or supplements to any previously filed Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of deferred compensation obligations of the Corporation under the Wachovia Securities Financial Holdings, LLC Voluntary Deferral and Performance Award Contribution Plan and Wachovia Securities Financial Holdings, LLC Performance Award Contribution Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plans, and to sign any and all amendments to such Registration Statements.

Signature	Capacity

/s/ G. KENNEDY THOMPSON	Chairman, President, Chief Executive Officer and
G. KENNEDY THOMPSON	Director

/s/ THOMAS J. WURTZ	Senior Executive Vice President and Chief
THOMAS J. WURTZ	Financial Officer

/s/ PETER M. CARLSON	Senior Vice President and Controller (Principal
PETER M. CARLSON	Accounting Officer)

/s/ JOHN D. BAKER, II	Director
JOHN D. BAKER, II

/s/ PETER C. BROWNING	Director
PETER C. BROWNING

/s/ JOHN T. CASTEEN, III	Director
JOHN T. CASTEEN, III

/s/ JEROME GITT	Director
JEROME GITT

/s/ WILLIAM H. GOODWIN, JR.	Director
WILLIAM H. GOODWIN, JR.

/s/ MARYELLEN C. HERRINGER	Director
MARYELLEN C. HERRINGER

/s/ ROBERT A. INGRAM	Director
ROBERT A. INGRAM

/s/ DONALD M. JAMES	Director
DONALD M. JAMES

/s/ MACKEY J. MCDONALD	Director
MACKEY J. MCDONALD

Director
JOSEPH NEUBAUER

/s/ TIMOTHY D. PROCTOR	Director
TIMOTHY D. PROCTOR

/s/ ERNEST S. RADY	Director
ERNEST S. RADY

/s/ VAN L. RICHEY	Director
VAN L. RICHEY

/s/ RUTH G. SHAW	Director
RUTH G. SHAW

/s/ LANTY L. SMITH	Director
LANTY L. SMITH

/s/ JOHN C. WHITAKER, JR.	Director
JOHN C. WHITAKER, JR.

/s/ DONA DAVIS YOUNG	Director
DONA DAVIS YOUNG

June 19, 2007

Charlotte, NC